Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of MarineMax, Inc. (the “Company”) for the year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael H. McLamb, Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael H. McLamb

Michael H. McLamb
Executive Vice President, Chief Financial
  Officer, and Secretary
December 16, 2002